EXHIBIT 4 (a)

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016570| 003590|127C|RESTRICTED|4|057-423

COMMON STOCK

PAR VALUE $.01

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ AND NEW YORK, NY

CERTIFICATE Number

ZQ 000000

Shares

* * 600620* * * * * *

* * * 600620* * * * *

* * * * 600620* * * *

* * * * * 600620* * *

* * * * * * 600620* *

COMPUTER TASK GROUP, INCORPORATED

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &

MR. SAMPLE & MRS. SAMPLE

CUSIP 205477 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY * * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF Computer Task Group, Incorporated transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Corporation’s Certificate, of Incorporation, as amended, and By-Laws, as amended, and the holder hereof, by accepting this Certificate, expressly assents thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Chairman and Chief Executive Officer

Senior Vice President and Chief Financial Officer

Senior Vice President and Secretary

Treasurer

Dated <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

COMPUTER TASK GROUP, INCORPORATED

SEAL 1995 NEW YORK

SECURITY INSTRUCTIONS ON REVERSE

1234567

COMPUTER TASK GROUP, INCORPORATED

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THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF JANUARY 16, 1989, AS AMENDED (THE “RIGHTS AGREEMENT”), BETWEEN COMPUTER TASK GROUP, INCORPORATED AND COMPUTERSHARE TRUST COMPANY, N.A. (FORMERLY KNOWN AS EQUISERVE TRUST COMPANY, N.A.) AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF COMPUTER TASK GROUP, INCORPORATED. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATE AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. COMPUTER TASK GROUP, INCORPORATED WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . .

(Cust) (Minor)

TEN ENT -as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . .

(State)

JT TEN -as joint tenants with right of survivorship and not as tenants in common

UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . .

(Cust) (Minor)

under Uniform Transfers to Minors Act. . . . . . . . . .

(State)

Additional abbreviations may also be used though not in the above list.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AND WITH RESPECT TO ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES OF PREFERRED SHARES.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,             hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

            Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint             Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:             20             Signature(s) Guaranteed: Medallion Guarantee Stamp

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK